UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2015

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South Hope Street, 25th Floor Los Angeles, California		90071
(Address of Principal Executive Offices)		(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.01	Entry into a Material Definitive Agreement

On May 28, 2015, the Company, CBRE Services, Inc., which is a subsidiary of the Company (“Services”), certain other subsidiaries of the Company (such subsidiaries, together with Services, the “Borrowers”), the lenders party thereto and Credit Suisse AG, as Administrative Agent and Collateral Agent, entered into a First Amendment (the “First Amendment”) to the Second Amended and Restated Credit Agreement dated as of January 9, 2015 (the “Credit Agreement”).

Pursuant to the Credit Agreement, the Borrowers may request that the Administrative Agent release all or a portion of the pledged collateral thereunder if Services obtains “Investment Grade Status” (as defined in the Credit Agreement) and maintains that status for 90 consecutive days. Services obtained Investment Grade Status on March 10, 2015. On May 8, 2015, the Borrowers requested the release of all pledged collateral under the Credit Agreement effective on and as of June 9, 2015, assuming that Services maintains Investment Grade Status through that date.

The First Amendment removes a requirement in the Credit Agreement that the Borrowers and the Guarantors (as defined in the Credit Agreement) re-pledge collateral (upon the request of the Collateral Agent) if Services ceases to maintain Investment Grade Status following a collateral release under the Credit Agreement, such that (after giving effect to the First Amendment) the Borrowers and the Guarantors will no longer need to re-pledge collateral.

The foregoing description of the First Amendment does not purport to be complete and is qualified by reference to the copy of the First Amendment filed herewith as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The exhibit listed below is being filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	First Amendment to the Second Amended and Restated Credit Agreement, dated as of May 28, 2015, among CBRE Group, Inc., CBRE Services, Inc., certain subsidiaries of CBRE Services, Inc., the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2015	CBRE GROUP, INC.

	By:	/s/ GIL BOROK
Gil Borok Deputy Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to the Second Amended and Restated Credit Agreement, dated as of May 28, 2015, among CBRE Group, Inc., CBRE Services, Inc., certain subsidiaries of CBRE Services, Inc., the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent.